Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO EXCHANGE ACT RULES 13a-14(a) and 15d-14(a), AS ADOPTED PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Rubino, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Medco Health Solutions, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 2, 2012

By:	/s/ Richard J. Rubino
Name:	Richard J. Rubino
Title:	Senior Vice President, Finance and Chief Financial Officer